Prospectus Supplement	April 30, 2024

Putnam BDC Income ETF
Prospectus dated August 30, 2023

Effective immediately, the following disclosure is added as an Appendix to the prospectus:

Appendix – Related Performance Information of Similar Accounts

THE PERFORMANCE INFORMATION PRESENTED BELOW IS FOR THE PUTNAM BUSINESS DEVELOPMENT COMPANIES COMPOSITE (THE “COMPOSITE”). WHILE THE COMPOSITE INCLUDES THE PERFORMANCE OF PUTNAM BDC INCOME ETF (THE “FUND”) SINCE THE FUND’S INCEPTION, IT IS NOT SOLELY THE PERFORMANCE OF THE FUND AND SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR THE FUND’S OWN PERFORMANCE. PAST RETURNS ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

Putnam Investment Management, LLC (“Putnam Management”) is the Fund’s investment adviser. Putnam Management is an indirect, wholly owned subsidiary of Franklin Resources, Inc. (“Franklin Templeton”), a leading global asset management firm operating as Franklin Templeton. Except for a minority stake owned by employees, Putnam U.S. Holdings I, LLC (“Putnam Holdings”), the direct parent company of Putnam Management, is a wholly owned subsidiary of Franklin Templeton. Investment management for the accounts in the Composite is provided by two wholly owned subsidiaries of Putnam Holdings, each an indirect, wholly owned subsidiary of Franklin Templeton: The Putnam Advisory Company, LLC and Putnam Management (together, the “Putnam Advisory Entities”). Composite performance information represents actual performance of all accounts that have (i) substantially similar investment policies, objectives, and strategies and (ii) are managed by the Putnam Advisory Entities. The Composite is intended to illustrate the past performance of the Putnam Advisory Entities in managing an account that is substantially similar to the Fund. The Fund’s portfolio manager played a primary role in the management of accounts in the Composite during the entire period for which the Composite’s performance is shown. Total Fund expenses may be higher than fees reflected in net performance for the Composite.

Included below are the average annual total returns over the 1-year, 3-year, 5-year, and since inception periods ended March 31, 2024 for the Composite. The Composite includes the performance of the Fund and one other account (the “Other Account”). The Other Account, unlike the Fund, is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, therefore, is not subject to certain investment restrictions, diversification requirements, and other regulatory requirements imposed by the 1940 Act and the Internal Revenue Code of 1986. If the Other Account had been registered under the 1940 Act, its returns might have been lower. For each period shown, we have also included information about the average annual total return for the Putnam Business Development Companies Linked Benchmark, which represents the performance of the Wells Fargo Business Development Company Index through May 31, 2022, and the performance of the S&P BDC Index thereafter. The Composite’s benchmark was changed prospectively on

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June 1, 2021, from the Wells Fargo Business Development Company Index to the S&P BDC Index. This Composite benchmark change was made as a result of the Wells Fargo Business Development Company Index being discontinued. The S&P BDC Index is designed to track leading business development companies (“BDCs”) that trade on major U.S. exchanges. The Wells Fargo Business Development Company Index was a float adjusted, capitalization-weighted index that was intended to measure the performance of all BDCs that are listed on the New York Stock Exchange or NASDAQ and satisfy specified market capitalization and other eligibility requirements. The index results assume the reinvestment of dividends or interest paid on the securities constituting the index. Unlike the accounts in the Composite (i.e., the Other Account and the Fund), an index does not incur fees or expenses.

Past performance is not a guarantee of future results. An investment in the Fund can lose value. Composite returns are presented in U.S. dollars and include the reinvestment of dividends and interest. The Fund’s return will be reduced by management fees. Gross Composite performance includes the deduction of transaction costs but does not include the deduction of management fees and other expenses that may be incurred in managing an investment account. A portfolio’s return will be reduced by advisory and other fees. The net Composite performance below reflects the deduction of a model fee (85 bps), equal to the actual management fee incurred by a portfolio in the Composite or the highest management fee charged to a prospect of the strategy, whichever is higher. Actual management fees may vary among clients with the same investment strategy. The inception date for the Composite was November 30, 2017. As of March 31, 2024 there were two accounts (i.e., the Other Account and the Fund) in the Composite with combined assets of approximately $73.3 million. Actual performance of the Other Account and the Fund will be different, and may be higher or lower, than the Composite returns shown below.

Average Annual Total Returns (for periods ending 3/31/2024)

					Since
	Inception				Inception of
	Date	1-year	3-year	5-year	Composite
Putnam Business	11/30/2017	33.25%	16.39%	16.62%	15.00%
Development Companies
Composite (gross-of-fees)
Putnam Business	11/30/2017	32.11%	15.40%	15.62%	14.01%
Development Companies
Composite (net-of-fees)
Putnam Business		28.50%	12.52%	10.65%	9.19%
Development Companies
Composite Linked
Benchmark

Shareholders should retain this Supplement for future reference.